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                                                                      Schedule B

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of August 18, 1998, by and among Folksam Omsesidig Sakforsakring, an entity organized under the laws of Sweden ("Folksam"), Samvirke Skadeforsikring AS, a corporation organized under the laws of the Kingdom of Norway ("Samvirke" and, collectively with Folksam, the "Assignors") and Fund American Enterprises Holdings, Inc., a Delaware corporation (the "Assignee").

                  WHEREAS, the Assignors and the Assignee are parties to that certain Stock Purchase Agreement, dated as of July 1, 1998, by and among the Assignee, White Mountains Holdings, Inc., a New Hampshire corporation ("White Mountains"), Assignors and each of the other parties listed on Schedule A to such Stock Purchase Agreement (the "Stock Purchase Agreement") relating to certain shares of Common Stock of Folksamerica Holding Company, Inc., a corporation organized under the laws of the State of New York, owned by Sellers; and

                  WHEREAS, as contemplated by Section 4.2 of the Stock Purchase Agreement, from and after the Closing, the Assignors have agreed to assign to the Assignee, and the Assignee has agreed to assume, all of the Assignor's obligations and liabilities in, to and under the Swedbank loan guarantees, copies of which attached are hereto (the "Swedbank Loan Guaratees"), to the same extent as if the Assignee had been an original party to the Swedbank Loan Guarantees;

                  NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

                  Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stock Purchase Agreement.

                  Section 2. Assignment of Obligations and Liabilities under the Swedbank Loan Guarantees. The Assignors hereby assign, transfer and convey to the Assignee, and its successors and permitted assigns, all of their duties, obligations and liabilities in, to and under the Swedbank Loan Guarantees. From and after the date hereof, and as between the Assignors and the Assignee, the Assignee shall be deemed to be the guarantor under each of the Swedbank Loan Guarantees and shall be obligated to comply with all of the covenants, agreements, obligations, undertakings and conditions of the Swedbank Loan Guarantees as if the Assignee were an original party thereto.


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                  Section 3. Assumption of Swedbank Loan Guarantees. The
Assignee hereby accepts the assignment set forth in Section 2 and unconditionally assumes all of the covenants, agreements, obligations and undertakings of the Assignors in, to and under the Swedbank Loan Guarantees. The Assignee hereby agrees to be bound by all of the terms, covenants and conditions of the Swedbank Loan Guarantees and accepts all of the Assignors' duties, obligations and liabilities thereunder.

                  Section 4. Indemnification. The Assignee agrees to indemnify and hold harmless the Assignors and each of their respective affiliates, successors and assigns from and against any and all losses, damages, deficiencies or liabilities caused by, resulting or arising from or otherwise relating to (a) any failure by the Assignee to perform or otherwise fulfill or comply with any undertaking or other agreement or obligation to be performed, fulfilled or complied with by the Assignee hereunder or under the Swedbank Loan Guarantees and (b) any and all actions, suits, proceedings, claims, liabilities, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, costs and expenses incident to any of the foregoing or such indemnification (including attorney's fees, costs and expenses incurred in connection with the enforcement by Assignors and their respective affiliates, successors, and assigns of the obligations of Assignee hereunder).

                  Section 5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to principles of conflicts of laws thereof), including all matters of construction, validity and performance.

                  Section 6. Counterparts. This Agreement may be executed in one or more counterparts and each such counterpart shall be deemed to be an original.

                  Section 7. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

                  Section 8. Entire Agreement. This Agreement, together with the Stock Purchase Agreement, contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

                  Section 9. Service and Jurisdiction. Any action, suit or proceeding arising out of or relating to this Agreement may be instituted in any United States Federal court or any state court located in New York, New York, and each of the parties hereto agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it may now or hereafter have that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each of the parties hereto irrevocably submits to the jurisdiction of such court in any such action, suit or proceeding, and irrevocably agrees to be bound by any final

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judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the parties hereto hereby appoints CT Corporation System (or counsel reasonably acceptable to the parties hereto) at its principal place of business in New York, New York, or its office at such other address in New York, New York as it may furnish to the parties, as its authorized agent to accept and acknowledge on its behalf service of any and all process that may be served in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any other party hereto if given personally or by registered or certified mail, returned receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as provided in the Stock Purchase Agreement, or by personal service on such authorized agent with a copy of such process mailed to such party by first class mail or registered or certified mail, postage prepaid and return receipt requested. Nothing contained herein shall be deemed to affect the right of any party hereto to serve process in any manner permitted by law.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                            FUND AMERICAN ENTERPRISES
                             HOLDINGS, INC.


                            By:
                               -----------------------------------
                               Name:
                               Title:


                            FOLKSAM MUTUAL GENERAL INSURANCE
                             COMPANY


                            By:
                               -----------------------------------
                               Name:
                               Title:


                            By:
                               -----------------------------------
                               Name:
                               Title:


                            SAMVIRKE SKADEFORSIKRING AS


                            By:
                               -----------------------------------
                               Name:
                               Title:


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